UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 12, 2005

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

          (Address of Principal Executive Offices)             (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On December 9, 2005, Science Applications International Corporation (“SAIC” or the “Company”) sent a notice to affected participants and beneficiaries with an account in the Science Applications International Corporation 401(k) Profit Sharing Plan (the “401(k) Plan”) and Science Applications International Corporation Employee Stock Retirement Plan (the “ESRP”) informing them that SAIC has postponed the trade date that was originally scheduled for December 16, 2005 to December 30, 2005. Participants and beneficiaries in the 401(k) Plan and ESRP are only permitted to increase, decrease or liquidate the portion of their account that is invested in SAIC common stock (or acquire shares of SAIC common stock for the first time) on a trade date. The period between December 16, 2005 and December 30, 2005 that is created by the postponement of the December 16th trade date is called a “blackout period.”

On December 9, 2005, SAIC sent a notice to its executive officers and directors of the blackout period and the related restrictions on transactions in SAIC’s equity securities pursuant to Section 306(a) of the Sarbanes Oxley Act of 2002 and Regulation BTR promulgated thereunder. A copy of the notice provided to the executive officers and directors is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 5.04. SAIC provided such notice to its directors and executive officers within five (5) business days of December 9, 2005, which is the date the plan administrator for the 401(k) Plan and the ESRP notified SAIC of the blackout period.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written inquiry to SAIC, 10260 Campus Point Drive, MS F3, San Diego, California 92121, Attention: General Counsel.

Item 8.01.	Other Events.

On December 9, 2005, SAIC issued a notice addressed to the employees and stockholders of the Company dated December 9, 2005 announcing (i) that in its Form 10-Q Report for the quarter ended October 31, 2005, the Company will report an additional $61 million loss on its firm fixed price contract with the Greek Government to provide a C4I system used to support the Greek Olympics; (ii), the postponement of establishing the price of its common stock scheduled for December 9, 2005 until December 23, 2005; (iii) the postponement of the stock transactions involving the Company’s qualified retirement plans scheduled for December 16, 2005 until December 30, 2005; and (iv) the postponement of the special meeting of stockholders scheduled for December 16, 2005. A copy of the notice is attached as Exhibit 99.2 and incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this current report:

Exhibit 99.1	Important Notice Regarding SOX Blackout Period and Restrictions on Directors and Officers Ability to Trade in SAIC Securities dated December 9, 2005

Exhibit 99.2	Notice to employees and stockholders dated December 9, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: December 12, 2005	By	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President General Counsel and Secretary